JOHNSON MUTUAL FUNDS TRUST

JIC Institutional Bond Fund I
JIC Institutional Bond Fund II
JIC Institutional Bond Fund III
Johnson Enhanced Return Fund

Supplement August 29, 2006
To
Prospectus Dated May 1, 2006

The following material supplements the Prospectus dated May 1, 2006 for the Johnson Mutual Funds Trust as it relates to additional fee waivers implemented by the Adviser for the Johnson Enhanced Return Fund. The change increases the contractual fee waiver from 0.05% to 0.65%. Accordingly, as of the effective date of this supplement, the following replaces the disclosure made in the “Cost of Investing in the Funds” on page 7.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Institutional Bond Fund I	Institutional Bond Fund II	Institutional Bond Fund III	Enhanced Return Fund[3]
Management Fees	0.30%	0.30%	0.30%	1.00%
12b-1 Fees	None	None	None	None[2]
Total Annual Fund Operating Expenses	0.30%	0.30%	0.30%	0.00%
Fee Waiver[4]	None	None	None	0.65%
Net Expense	0.30%	0.30%	0.30%	0.35%
A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.
[2]	This Fund has adopted a Rule 12b-1 Plan; however the Plan has not been activated and the Fund has no present intention to activate the plan.
[3]	The fee and expenses for this Fund are estimated because the fund began operations on December 30, 2005.
[4]	The adviser has contractually agreed to waive the fee for the Enhanced Return Fund by the amount shown through April 30, 2007. The adviser may not unilaterally change the contract until May 1, 2007.

Example:

The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs are estimated to be:

	1 Year	3 Years	5 Years	10 years
JIC Institutional Bond Fund I	$31	$97	$169	$381
JIC Institutional Bond Fund II	$31	$97	$169	$381
JIC Institutional Bond Fund III	$31	$97	$169	$381
Enhanced Return Fund	$36	$255	$491	$1,170

JOHNSON MUTUAL FUNDS TRUST

JIC Institutional Bond Fund I
JIC Institutional Bond Fund II
JIC Institutional Bond Fund III
Johnson Enhanced Return Fund

Supplement August 29, 2006
To
Statement of Additional Information Dated May 1, 2006

The following material supplements the Statement of Additional Information dated May 1, 2006 for the Johnson Mutual Funds Trust as it relates to fee waivers implemented by the Adviser for the Johnson Enhanced Return Fund.

The following information is inserted on page 12 in the section regarding the Investment Adviser as the last sentence in the second paragraph:

The Adviser has contractually agreed to waive 0.65% of the management fee for the Johnson Enhanced Return Fund through April 30, 2007. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove this waiver after April 30, 2007.